OPPENHEIMER NEW JERSEY TAX-EXEMPT FUND
Annual Report December 31, 1995


























































/LOGO/OPPENHEIMERFUNDS/r/

This Fund is for people who need INCOME that's EXEMPT from taxes.

YIELD

STANDARDIZED YIELD

For the 30 Days Ended 12/31/95:(4)

Class A
3.96%

Class B
3.40%

Class C
2.95%

HOW YOUR FUND IS MANAGED

Oppenheimer New Jersey Tax-Exempt Fund invests in a diversified portfolio of New Jersey municipal bonds. As a Fund shareholder, you receive income that is free from federal and New Jersey income taxes.(1) Your dividends don't increase your taxable income the way taxable investments do, so you can keep more of what you earn.

New Jersey Tax-Exempt Fund is managed by an experienced team of municipal bond specialists who research investments throughly before they are included in the Fund's portfolio.

PERFORMANCE

Total return at net asset value for the 12 months ended 12/31/95 was 14.42% for Class A shares and 13.59% for Class B shares.(2)

Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-year period ended 12/31/95 and since inception of the Class on 3/1/94 were 8.98% and 2.13%, respectively. For Class B shares, average annual total returns for the 1-year period ended 12/31/95 and since inception of the Class on 3/1/94 were 8.59% and 1.91%, respectively.(3)

OUTLOOK

"Our outlook remains positive. We believe that with favorable economic fundamentals such as moderate growth and low inflation, the coming year should be a good environment for municipal bonds."

Robert Patterson, Portfolio Manager
December 31, 1995


Total returns include change in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.
1. A portion of the distributions paid by the Fund may be subject to federal and state income taxes. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax. Capital gains distributions, if any, are taxed as capital gains.
2. Based on the change in net asset value per share for the period shown, with-out deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
3. Class A returns show results of hypothetical investments on 12/31/94 and 3/1/94 (inception of class), after deducting the current maximum initial sales charge of 4.75%. Class B returns show results of hypothetical investments on 12/31/94 and 3/1/94 (inception of class), and the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class C cumulative total return since inception (8/29/95) was 3.07%. An explanation of the different performance calculations is in the Fund's prospectus.
4. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 12/31/95, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.

2    Oppenheimer New Jersey Tax-Exempt Fund

JAMES C. SWAIN
Chairman
Oppenheimer New-Jersey Tax-Exempt Fund

BRIDGET A. MACASKILL
President
Oppenheimer New-Jersey Tax-Exempt Fund

DEAR OPPENHEIMERFUNDS SHAREHOLDER,

This has been a year in which performance has been strong for municipal bonds because potential obstacles became great opportunities for municipal bonds investors.

Like most fixed-income securities, municipal bonds have enjoyed the benefits of declining long-term interest rates in 1995. When interest rates fall, outstanding municipal bonds generally appreciate in value. But what distinguished municipal bonds in 1995 was the relationship between their yields and taxable U.S. government bonds. Normally, a municipal bond yields about 80% of its taxable counterpart. For example, if a 30-year Treasury yields 6%, then a long-term municipal bond could be expected to yield about 4.80%. In 1995, that same municipal bond would yield as much as 5.50%.

For taxpayers in the 36% income bracket, a 5.50% tax-free yield is the equivalent of receiving more than 8.5% on a taxable investment. At the same time, inflation is less than 3%. Indeed, municipal bonds are producing some of the best real, inflation-adjusted tax-free yields for some time.

The reason for this opportunity is a potential obstacle to the municipal bond marketplace. There are several proposals in Congress for a "flat" tax, which would diminish the current advantage of municipal bonds because ordinary income would be taxed at a lower rate. While we can't be certain where these proposals will lead, we believe that the odds of significant tax reform adversely affecting municipal bonds in the near future are quite low. Indeed, the recent battles over the federal budget deficit suggest that passing sweeping tax legislation impacting so many different parties is a difficult proposition. In any case, the matter will almost certainly not be resolved until well after the November presidential election.

The other potential concern in the municipal bond market was the bankruptcy of Orange County, California. Except for a few weeks early in 1995, most of the municipal bond market shrugged off these developments as an isolated incident. Nevertheless, Orange County had a positive side for municipal bond investors: there was a demand for additional financial disclosure by professional investors, and a tightening of credit requirements by the major rating agencies. The Orange County episode is a good reminder of the importance of diversification.

With a stable economy, falling long-term interest rates, low inflation, and the high ratio of tax-free municipal bond yields to taxable U.S. government securities, we believe that municipal bonds continue to offer an attractive package to income-oriented investors. And a municipal bond fund offers the additional advantage of diversification, a goal that is difficult for most individual investors to accomplish by buying individual securities.

Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.

/s/JAMES C. SWAIN
James C. Swain

/s/BRIDGET A. MACASKILL
Bridget A. Macaskill

January 22, 1996

3    Oppenheimer New Jersey Tax-Exempt Fund

Q + A

ROBERT PATTERSON
Portfolio Manager

AN INTERVIEW WITH YOUR FUND'S MANAGER.

HOW HAS THE FUND PERFORMED?

1995 was a great year for municipal bonds, which has translated into a great year for the Fund. We were able to capture appreciation as the market rallied, as well as to continue to pay tax-exempt income at a competitive rate.

WHAT FACTORS MADE POSITIVE CONTRIBUTIONS TO YOUR PERFORMANCE?

One of the ways we benefited was through the favorable supply and demand relationship that characterized the period. While demand remained relatively high--both from investors seeking tax-free income and those who were simply interested in potential price appreciation--there were less new municipal bond offerings brought to market in 1995. This relationship supported prices over the past six months and should continue to work in favor of bondholders going forward.

WERE THERE ANY FACTORS THAT LIMITED PERFORMANCE?

Throughout the year, the overriding theme has been the possibility of tax reform. Tax reform, if it were dramatic, would have the potential to limit municipal bonds' tax advantages. The fact that it's being discussed in Washington has limited the rally of bond prices. And longer-term bonds have felt pricing pressures more because they would be affected more by any such changes. We continue to believe that any reforms that may pass in the near term will be limited in scope, so we've viewed this period of nervousness as a buying opportunity.

WHAT AREAS OF THE MARKET ARE YOU CURRENTLY TARGETING?

In response to tax reform talks, we've focused on buying both bonds with shorter maturities and prerefunded bonds. Because of the time it would take to change the tax laws, both of these sectors have been less vulnerable to price pressures. We've also been buying bonds with maturities of 15-20 years. This area of the market already reflects the negative impact of tax reform fears to the point where we think they are selling at compelling values. Due to the current yield curve, these bonds are paying nearly as much income as longer bonds, but with less susceptibility to price pressures.(1)

Beyond our strategy for managing tax reform, as bonds rallied over the year, we've been selling par bonds, or bonds that we bought at a discount, that have realized their potential. And we're continuing to emphasize call protection, a feature that limits an issuer's ability to pay off a bond before its maturity date, to help us maintain our income.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook remains positive. We believe that with favorable economic fundamentals such as moderate growth and low inflation, the coming year should be a good environment for municipal bonds. We expect that the coming year will be a more typical period for municipal bond investors--where bonds will continue to perform well, but where the majority of returns will come from income.//

1.  The Fund's portfolio is subject to change.

4   Oppenheimer New Jersey Tax-Exempt Fund


         -------------------------------------------------------------------------------------------------------------------------
         STATEMENT OF INVESTMENTS December 31, 1995

                                                                   RATINGS:  MOODY'S/
                                                                   S&P'S/FITCH'S                   FACE               MARKET VALUE
                                                                   (UNAUDITED)                     AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 98.0%
----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY - 81.9%
        --------------------------------------------------------------------------------------------------------------------------
        Bayonne, New Jersey General Obligation Bonds, FGIC
        Insured, 6%, 5/1/13                                        Aaa/AAA/AAA                      $100,000          $106,079
        --------------------------------------------------------------------------------------------------------------------------
        Bergen County, New Jersey Utilities Authority Water
        Pollution Control Revenue Bonds, Series A, FGIC Insured,
        6.50%, 12/15/12                                            Aaa/AAA/AAA                       400,000            433,729
        --------------------------------------------------------------------------------------------------------------------------
        Camden County, New Jersey Municipal Utilities Authority
        Sewer Revenue Bonds, Series A, FGIC Insured, Zero
        Coupon, 5.919%, 9/1/15(1)                                  Aaa/AAA/AAA                       250,000             88,654
        --------------------------------------------------------------------------------------------------------------------------
        Camden County, New Jersey Municipal Utilities Authority
        Sewer Revenue Refunding Bonds, FGIC Insured, 8.125%,
        12/1/07                                                    Aaa/AAA/AAA                       750,000            818,583
        --------------------------------------------------------------------------------------------------------------------------
        Cape May County, New Jersey Municipal Utilities Authority
        Revenue Bonds, Prerefunded, MBIA Insured, 6.80%,
        8/1/09                                                     Aaa/AAA                           200,000            217,037
        --------------------------------------------------------------------------------------------------------------------------
        Cape May County, New Jersey Municipal Utilities
        Authority Revenue Refunding Bonds, Series A, MBIA
        Insured, 5.75%, 1/1/16                                     Aaa/AAA                           250,000            259,423
        --------------------------------------------------------------------------------------------------------------------------
        Delaware River Joint Toll Bridge Commission Revenue
        Bonds, Interstate 78, Prerefunded, FGIC Insured, 7.80%,
        7/1/18                                                     Aaa/AAA/AAA                       175,000            193,696
        --------------------------------------------------------------------------------------------------------------------------
        Delaware River Port Authority, Delaware River Bridges
        Revenue Refunding Bonds, AMBAC Insured, 7.375%,
        1/1/07                                                     Aaa/AAA/AAA                       750,000            827,469
        --------------------------------------------------------------------------------------------------------------------------
        Essex County, New Jersey Improvement Authority Revenue
        Bonds, Irvington Township School District, Prerefunded,
        FSA Insured, 6.55%, 10/1/09                                Aaa/AAA                            60,000             68,018
        --------------------------------------------------------------------------------------------------------------------------
        Essex County, New Jersey Improvement Authority Revenue
        Bonds, Prerefunded, AMBAC Insured, 7%, 12/1/20             Aaa/AAA/AAA                       150,000            170,293
        --------------------------------------------------------------------------------------------------------------------------
        Hoboken, Union City & Weehawken, New Jersey Sewer
        Authority Revenue Refunding Bonds, MBIA Insured,
        6.20%, 8/1/19                                              Aaa/AAA                            85,000             90,702
        --------------------------------------------------------------------------------------------------------------------------
        Hudson County, New Jersey Certificates of Participation,
        Correctional Facility Improvements, Prerefunded, BIG
        Insured, 7.60%, 12/1/21                                    Aaa/AAA                           500,000            557,473
        --------------------------------------------------------------------------------------------------------------------------
        Hudson County, New Jersey Utilities Authority System
        Revenue Bonds, Prerefunded, 11.875%, 7/1/06                Aaa/AAA                           520,000            691,150
        --------------------------------------------------------------------------------------------------------------------------
        Mercer County, New Jersey Improvement Authority
        Revenue Bonds, Justice Complex Project, 6.05%, 1/1/11      Aa/AA-                            250,000            251,108
        --------------------------------------------------------------------------------------------------------------------------
        Monmouth County, New Jersey Improvement Authority
        Revenue Bonds, Millston Township Board of Education
        Project, 5.55%, 2/15/18                                    NR/AA                              85,000             86,825
        --------------------------------------------------------------------------------------------------------------------------
        New Brunswick, New Jersey Parking Authority Revenue
        Refunding Bonds, Series A, FGIC Insured, 6.50%, 9/1/19     Aaa/AAA                           150,000            163,258
        --------------------------------------------------------------------------------------------------------------------------
        New Jersey Economic Development Authority Pollution Control
        Revenue Bonds, Public Service Electric & Gas Co.
        Project, Series A, MBIA Insured, 6.40%, 5/1/32             Aaa/AAA                           500,000            537,531


         5    Oppenheimer New Jersey Tax-Exempt Fund

        --------------------------------------------------------------------------------------------------------------------------
        STATEMENT OF INVESTMENTS (Continued)

                                                                   RATINGS:  MOODY'S/
                                                                   S&P'S/FITCH'S                   FACE             MARKET VALUE
                                                                   (UNAUDITED)                     AMOUNT           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY (CONTINUED)
        --------------------------------------------------------------------------------------------------------------------------
        New Jersey Health Care Facilities Financing Authority
        Revenue Bonds, Centrastate Medical Center, Series A,
        AMBAC Insured, 6%, 7/1/21                                  Aaa/AAA/AAA                     $ 100,000        $   104,603
        --------------------------------------------------------------------------------------------------------------------------
        New Jersey Health Care Facilities Financing Authority
        Revenue Bonds, Columbus Hospital, Series A, 7.50%,
        7/1/21                                                     Baa/BB-                           600,000            633,008
        --------------------------------------------------------------------------------------------------------------------------
        New Jersey Health Care Facilities Financing Authority
        Revenue Bonds, St. Peter's Medical Center, Prerefunded,
        Series C, 8.60%, 7/1/17                                    Aaa/AAA                           620,000            673,524
        --------------------------------------------------------------------------------------------------------------------------
        New Jersey Sports & Exposition Authority Revenue
        Bonds, Convention Center Luxury Tax, Series A, MBIA
        Insured, 6.25%, 7/1/20                                     Aaa/AAA                            80,000             85,870
        --------------------------------------------------------------------------------------------------------------------------
        New Jersey State Government Revenue Refunding Bonds,
        Series D, 8%, 2/15/07                                      Aa1/AA+                           400,000            508,133
        --------------------------------------------------------------------------------------------------------------------------
        New Jersey State Housing & Mtg. Finance Agency
        Revenue Bonds, Home Buyer, Series J, MBIA Insured,
        6.20%, 10/1/25                                             Aaa/AAA                           200,000            206,409
        --------------------------------------------------------------------------------------------------------------------------
        New Jersey State Housing & Mtg. Finance Agency
        Revenue Refunding Bonds, Series 1, 6.70%, 11/1/28          NR/A+                             150,000            158,263
        --------------------------------------------------------------------------------------------------------------------------
        New Jersey State Turnpike Authority Revenue Bonds,
        Series C, 6.50%, 1/1/16                                    Baa1/BBB+/A-                      600,000            677,748
        --------------------------------------------------------------------------------------------------------------------------
        Ocean County, New Jersey Utilities Authority Wastewater
        Revenue Refunding Bonds, Series A, 5.75%, 1/1/18           Aa/AA-                            390,000            402,354
        --------------------------------------------------------------------------------------------------------------------------
        Passaic County, New Jersey General Obligation Bonds,
        FGIC Insured, 5.70%, 3/1/15                                Aaa/AAA/AAA                       100,000            103,304
        --------------------------------------------------------------------------------------------------------------------------
        Passaic Valley, New Jersey Community Water Supply
        Revenue Bonds, Prerefunded, FGIC Insured, 6.40%,
        12/15/22                                                   Aaa/AAA/AAA                       200,000            225,553
        --------------------------------------------------------------------------------------------------------------------------
        Pennsauken Township, New Jersey Board of Education
        Certificates of Participation, BIG Insured, 7.70%,7/15/09  Aaa/AAA                           500,000            561,283
        --------------------------------------------------------------------------------------------------------------------------
        Port Authority of New York & New Jersey Consolidated
        Revenue Bonds, Ninety-Fourth Series, 6%, 12/1/14           A1/AA-/AA-                        200,000            210,658
        --------------------------------------------------------------------------------------------------------------------------
        Port Authority of New York & New Jersey Consolidated
        Revenue Bonds, Sixty-Ninth Series, 7.125%, 6/1/25          A1/AA-/AA-                        600,000            663,237
        --------------------------------------------------------------------------------------------------------------------------
        Sussex County, New Jersey General Obligation Bonds,
        General Improvement, AMBAC Insured, 6%, 4/1/07             Aaa/AAA/AAA                       135,000            145,052
        --------------------------------------------------------------------------------------------------------------------------
        University of New Jersey Medicine & Dentistry Revenue
        Bonds, Series C, 7.20%, 12/1/19                            A/AA                              500,000            556,994
        --------------------------------------------------------------------------------------------------------------------------
        University of New Jersey Medicine & Dentistry Revenue
        Bonds, Series E, 5.75%, 12/1/21                            A/AA                               50,000             50,950
                                                                                                                    -----------
                                                                                                                     11,527,971
----------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS - 16.1%
        --------------------------------------------------------------------------------------------------------------------------
        Guam Power Authority Revenue Bonds, Series A, 6.30%,
        10/1/22                                                    NR/BBB                            185,000            188,212
        --------------------------------------------------------------------------------------------------------------------------
        Puerto Rico Commonwealth General Obligation Refunding
        Bonds, 5.50%, 7/1/13                                       Baa1/A                            100,000             99,666



         6    Oppenheimer New Jersey Tax-Exempt Fund


        --------------------------------------------------------------------------------------------------------------------------
        STATEMENT OF INVESTMENTS (Continued)

                                                                   RATINGS:  MOODY'S/
                                                                   S&P'S/FITCH'S                   FACE             MARKET VALUE
                                                                   (UNAUDITED)                     AMOUNT           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS (CONTINUED)
        --------------------------------------------------------------------------------------------------------------------------
        Puerto Rico Commonwealth Highway & Transportation
        Authority Revenue Refunding Bonds, Series V, 6.625%,
        7/1/12                                                     Baa1/A                           $300,000        $   323,378
        --------------------------------------------------------------------------------------------------------------------------
        Puerto Rico Commonwealth Highway & Transportation
        Authority Revenue Refunding Bonds, Series W, 5.25%,
        7/1/20                                                     Baa1/A                             50,000             48,394
        --------------------------------------------------------------------------------------------------------------------------
        Puerto Rico Electric Power Authority Revenue Bonds,
        Unrefunded Balance, Series O, 7.125%, 7/1/14               Baa1/A-                           540,000            586,657
        --------------------------------------------------------------------------------------------------------------------------
        Puerto Rico Electric Power Authority Revenue Refunding
        Bonds, Series U, 6%, 7/1/14                                Baa1/A-                           200,000            207,253
        --------------------------------------------------------------------------------------------------------------------------
        Puerto Rico Housing Bank & Finance Agency Single
        Family Mtg. Revenue Bonds, Affordable Housing Mtg. -
        Portfolio I, 6.25%, 4/1/29                                 Aaa/AAA                           400,000            411,020
        --------------------------------------------------------------------------------------------------------------------------
        Puerto Rico Public Buildings Authority Guaranteed Public
        Education & Health Facilities Revenue Refunding Bonds,
        Series M, 5.75%, 7/1/15                                    Baa1/A                             50,000             50,768
        --------------------------------------------------------------------------------------------------------------------------
        Virgin Islands Housing Finance Authority Single Family
        Revenue Refunding Bonds, Series A, 6.50%, 3/1/25           NR/AAA                            350,000            358,902
                                                                                                                    -----------
                                                                                                                      2,274,250
        --------------------------------------------------------------------------------------------------------------------------
        TOTAL INVESTMENTS, AT VALUE (COST $13,395,854)                                                  98.0%        13,802,221
        --------------------------------------------------------------------------------------------------------------------------
        OTHER ASSETS NET OF LIABILITIES                                                                  2.0            275,748
                                                                                                       ------       -----------
        NET ASSETS                                                                                     100.0%       $14,077,969
                                                                                                       ======       ===========

        1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

        As of December 31, 1995, securities subject to the alternative minimum tax amounted to $1,513,862 or 10.75% of the Fund's net assets.

        Distribution of investments by industry, as a percentage of total investments at value, is as follows:

        INDUSTRY                                                                                    MARKET VALUE  PERCENT
        ---------------------------------------------------------------------------------------------------------------------------
        Utilities:
          Sewer                                                                                     $ 2,350,866    17.0%
          Electric                                                                                      982,121     7.1
          Water                                                                                         659,282     4.8
          Solid Waste                                                                                   217,037     1.6
         ---------------------------------------------------------------------------------------------------------------------------
         Transportation                                                                               3,107,837    22.5
         ---------------------------------------------------------------------------------------------------------------------------
         General Obligation Bonds                                                                     1,808,785    13.1
         ---------------------------------------------------------------------------------------------------------------------------
         Hospitals                                                                                    1,411,136    10.2
         ---------------------------------------------------------------------------------------------------------------------------
         Education                                                                                    1,256,053     9.2
         ---------------------------------------------------------------------------------------------------------------------------
         Housing                                                                                      1,134,595     8.2
        ----------------------------------------------------------------------------------------------------------------------------
         Pollution Control                                                                              537,531     3.9
         ---------------------------------------------------------------------- ----------------------------------------------------
         Lease/Rental                                                                                   251,108     1.8
         ---------------------------------------------------------------------------------------------------------------------------
         Special Tax Bonds                                                                               85,870     0.6
                                                                                                    -----------   -----
                                                                                                    $13,802,221   100.0%
                                                                                                    ===========   =====

        See accompanying Notes to Financial Statements.


         7    Oppenheimer New Jersey Tax-Exempt Fund

                               -----------------------------------------------------------------------------------------------------
                               STATEMENT OF ASSETS AND LIABILITIES December 31, 1995



------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
ASSETS                          Investments, at value (cost $13,395,854) - see accompanying statement                   $13,802,221
                                ----------------------------------------------------------------------------------------------------
                                Cash                                                                                        308,726
                                ----------------------------------------------------------------------------------------------------
                                Receivables:
                                Shares of beneficial interest sold                                                          305,555
                                Interest                                                                                    301,050
                                ----------------------------------------------------------------------------------------------------
                                Other                                                                                         7,409
                                                                                                                 -------------------
                                Total assets                                                                             14,724,961

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                     Payables and other liabilities:
                                Investments purchased                                                                       519,523
                                Shares of beneficial interest redeemed                                                       48,863
                                Dividends                                                                                    40,336
                                Trustees' fees                                                                               15,908
                                Distribution and service plan fees                                                            4,771
                                Transfer and shareholder servicing agent fees                                                   680
                                Other                                                                                        16,911
                                                                                                                 -------------------
                                Total liabilities                                                                           646,992

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                              $14,077,969
                                                                                                                 -------------------
                                                                                                                 -------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF                  Paid-in capital                                                                         $13,674,640
                                ----------------------------------------------------------------------------------------------------
NET ASSETS                      Overdistributed net investment income                                                            (4)
                                ----------------------------------------------------------------------------------------------------
                                Accumulated net realized loss on investment transactions                                     (3,034)
                                ----------------------------------------------------------------------------------------------------
                                Net unrealized appreciation on investments - Note 3                                         406,367
                                                                                                                 -------------------
                                Net assets                                                                              $14,077,969
                                                                                                                 -------------------
                                                                                                                 -------------------

------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                 Class A Shares:
PER SHARE                       Net asset value and redemption price per share (based on
                                net assets of $8,805,684 and 782,274 shares of beneficial interest outstanding)              $11.26

                                Maximum offering price per share (net asset value plus sales charge
                                of 4.75% of offering price)                                                                  $11.82

                                ----------------------------------------------------------------------------------------------------
                                Class B Shares:
                                Net asset value, redemption price and offering price per share (based on
                                net assets of $5,222,107 and 464,094 shares of beneficial interest outstanding)              $11.25

                                ----------------------------------------------------------------------------------------------------
                                Class C Shares:
                                Net asset value, redemption price and offering price per share (based on
                                net assets of $50,178 and 4,460 shares of beneficial interest outstanding)                   $11.25

                                See accompanying Notes to Financial Statements.










                                 8    Oppenheimer New Jersey Tax-Exempt Fund

                                ----------------------------------------------------------------------------------------------------
                                STATEMENT OF OPERATIONS For the Year Ended December 31, 1995

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME               Interest                                                                                   $667,864

------------------------------------------------------------------------------------------------------------------------------------
EXPENSES                        Management fees - Note 4                                                                     63,400
                                ----------------------------------------------------------------------------------------------------
                                Distribution and service plan fees - Note 4:
                                Class A                                                                                      16,259
                                Class B                                                                                      40,713
                                Class C                                                                                           2
                                ----------------------------------------------------------------------------------------------------
                                Trustees' fees and expenses                                                                  24,854
                                ----------------------------------------------------------------------------------------------------
                                Shareholder reports                                                                          24,819
                                ----------------------------------------------------------------------------------------------------
                                Legal and auditing fees                                                                      22,706
                                ----------------------------------------------------------------------------------------------------
                                Transfer and shareholder servicing agent fees - Note 4                                       12,207
                                ----------------------------------------------------------------------------------------------------
                                Insurance expenses                                                                            5,014
                                ----------------------------------------------------------------------------------------------------
                                Registration and filing fees:
                                Class A                                                                                       1,572
                                Class B                                                                                         650
                                ----------------------------------------------------------------------------------------------------
                                Custodian fees and expenses                                                                     313
                                ----------------------------------------------------------------------------------------------------
                                Other                                                                                         3,725
                                                                                                                         -----------
                                Total expenses                                                                              216,234
                                                                                                                         -----------
                                Less reimbursement of expenses by OppenheimerFunds,
                                Inc. - Note 4                                                                              (102,282)
                                                                                                                         -----------
                                Net expenses                                                                                113,952

------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                       553,912

------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND                    Net realized gain on investments                                                             14,709
UNREALIZED GAIN                 ----------------------------------------------------------------------------------------------------
                                Net change in unrealized appreciation or depreciation on investments                        698,858
                                                                                                                         -----------
                                Net realized and unrealized gain                                                            713,567

------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                     $1,267,479
                                                                                                                         -----------
                                                                                                                         -----------



                                See accompanying Notes to Financial Statements.

















                                 9    Oppenheimer New Jersey Tax-Exempt Fund

                                ----------------------------------------------------------------------------------------------------
                                STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEAR ENDED         PERIOD ENDED
                                                                                                     DECEMBER 31, 1995  DECEMBER 31,
                                                                                                                           1994(1)
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS                      Net investment income                                                $   553,912         $  190,459
                                ----------------------------------------------------------------------------------------------------
                                Net realized gain (loss)                                                  14,709             (5,176)
                                ----------------------------------------------------------------------------------------------------
                                Net change in unrealized appreciation or depreciation                    698,858           (292,491)
                                                                                                     -------------------------------
                                Net increase (decrease) in net assets resulting
                                from operations                                                        1,267,479           (107,208)

------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS     Dividends from net investment income:
TO SHAREHOLDERS                 Class A                                                                 (359,044)          (116,609)
                                Class B                                                                 (195,257)           (73,850)
                                Class C                                                                      (18)                --
                                ----------------------------------------------------------------------------------------------------
                                Distributions from net realized gain:
                                Class A                                                                   (7,650)                --
                                Class B                                                                   (4,513)                --
                                Class C                                                                       (1)                --

------------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST             Net increase in net assets resulting from
TRANSACTIONS                    beneficial interest transactions - Note 2:
                                Class A                                                                4,506,035          4,048,476
                                Class B                                                                1,958,383          3,111,768
                                Class C                                                                   49,978                 --

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                      Total increase                                                         7,215,392          6,862,577
                                ----------------------------------------------------------------------------------------------------
                                Beginning of period                                                    6,862,577                 --
                                                                                                     -------------------------------
                                End of period [including undistributed (overdistributed) net
                                investment income of $(4) and $403, respectively]                    $14,077,969         $6,862,577
                                                                                                     -------------------------------
                                                                                                     -------------------------------

                                1. For the period from March 1, 1994 (commence-ment of operations) to December 31, 1994.

                                See accompanying Notes to Financial Statements.

                                10    Oppenheimer New Jersey Tax-Exempt Fund

                                                     --------------------------------------------------------
                                                     FINANCIAL HIGHLIGHTS

                                                     CLASS A               CLASS B               CLASS C
                                                     ------------------    ------------------    ------------
                                                     YEAR ENDED            YEAR ENDED            PERIOD ENDED
                                                     DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
                                                     1995       1994(2)    1995       1994(2)    1995(1)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                 $10.41     $11.43     $10.40     $11.43     $11.01
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .61        .49        .53        .41        .19
Net realized and unrealized gain (loss)                 .86      (1.02)       .86      (1.02)       .25
-------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                             1.47       (.53)      1.39       (.61)       .44
-------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   (.61)      (.49)      (.53)      (.42)      (.19)
Distributions from net realized gain                   (.01)        --       (.01)        --       (.01)
-------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                        (.62)      (.49)      (.54)      (.42)      (.20)
                                                     ========================================================
Net asset value, end of period                       $11.26     $10.41     $11.25     $10.40     $11.25
                                                     ========================================================

-------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)                  14.42%     (4.63)%    13.59%     (5.39)%    4.07%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)             $8,806     $3,877     $5,222     $2,986     $50
-------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $6,504     $2,506     $4,080     $1,841     $3
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                5.51%      5.57%(4)   4.79%      4.76%(4)    --  (6)
Expenses, before voluntary reimbursement
by the Manager or Distributor                        1.75%      1.46%(4)   2.49%      2.29%(4)    --  (6)
Expenses, net of voluntary reimbursement
by the Manager or Distributor                        0.80%      0.31%(4)   1.53%      1.14%(4)    --  (6)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                           7.4%       17.3%      7.4%       17.3%      7.4%

1.  For the period from August 29, 1995 (inception of offering) to December 31, 1995.
2.  For the period from March 1, 1994 (commencement of operations) to December 31, 1994.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4.  Annualized.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1995 were $7,051,635 and $751,378, respectively.
6. Ratios during this period would not be indicative of future results.
See accompanying Notes to Financial Statements.

                                    11    Oppenheimer New Jersey Tax-Exempt Fund

                           NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES
                           Oppenheimer New Jersey Tax-Exempt Fund (the Fund) is a separate series of Oppenheimer Multi-State Tax-Exempt Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current income exempt from federal and New Jersey income taxes for individual investors that is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

                           INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

                           ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                           FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

                           TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 1995, a provision of $12,698 was made for the Fund's projected benefit obligations, and a payment of $422 was made to a retired trustee, resulting in an accumulated liability of $12,276 at December 31, 1995.

                           DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

                           12  Oppenheimer New Jersey Tax-Exempt Fund

                           CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain
                           (loss) was recorded by the Fund.

                           OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in New Jersey and, therefore, may have more credit risks related to the economic conditions of New Jersey than a portfolio with a broader geographical diversification.

                           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


2.   SHARES OF BENEFICIAL INTEREST
                           The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                          YEAR ENDED                         PERIOD ENDED
                                                          DECEMBER 31, 1995(2)               DECEMBER 31, 1994(1)
                                                          --------------------------         -------------------------
                                                          SHARES        AMOUNT               SHARES         AMOUNT

                           Class A:
                           Sold                            491,477      $ 5,411,078          447,660        $4,853,160
                           Dividends reinvested             21,117          233,177            6,784            72,067
                           Redeemed                       (102,930)      (1,138,220)         (81,834)         (876,751)
                                                          ---------     ------------        ---------       -----------
                           Net increase                    409,664      $ 4,506,035          372,610        $4,048,476
                                                          =========     ============        =========       ===========

                           Class B:
                           Sold                            257,922      $ 2,845,886          294,677        $3,191,135
                           Dividends reinvested             11,729          129,351            4,335            45,898
                           Redeemed                        (92,736)      (1,016,854)         (11,833)         (125,265)
                                                          ---------     ------------        ---------       -----------
                           Net increase                    176,915      $ 1,958,383          287,179        $3,111,768
                                                          =========     ============        =========       ===========

                           Class C:
                           Sold                              4,551      $    51,000               --        $       --
                           Dividends reinvested                 --               --               --                --
                           Redeemed                            (91)          (1,022)                                --
                                                          ---------     ------------        ---------       ----------
                           Net increase                      4,460      $    49,978               --        $       --
                                                          =========     ============        =========       ==========

                           1. For the period from March 1, 1994 (commencement of operations) to December 31, 1994 for both Class A and Class B Shares.

                           2. For the year ended December 31, 1995 for Class A and Class B shares, and for the period from August 29, 1995 (inception of offering), to December 31, 1995, for Class C shares.

                           13  Oppenheimer New Jersey Tax-Exempt Fund

3.   UNREALIZED GAINS AND LOSSES ON INVESTMENTS
                           At December 31, 1995, net unrealized appreciation on investments of $406,367 was composed of gross appreciation of $442,274, and gross depreciation of $35,907.

4.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
                           Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of .60% on the first $200 million of net assets, .55% on the next $100 million, .50% on the next $200 million, .45% on the next $250 million, .40% on the next $250 million and .35% on net assets in excess of $1 billion. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the most stringent applicable regulatory limit on Fund expenses. In addition, the Manager has voluntarily undertaken to assume Fund expenses to the level needed to maintain a stable dividend.

                           For the year ended December 31, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $146,598, of which $34,262 was retained by OppenheimerFunds Distributor, Inc.
                           (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $57,273, of which $2,132 was paid to an affiliated broker/dealer. During the year ended December 31, 1995, OFDI received contingent deferred sales charges of $27,816 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                           OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                           Under separate approved plans, each class may expend up to .25% (voluntarily reduced to .15% by the Fund's Board) of its net assets annually to compensate OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At December 31, 1995, OFDI had incurred unreimbursed expenses of $200,879 for Class B and $843 for Class C. During the year ended December 31, 1995, OFDI paid $411 and $45, respectively, to an affiliated broker/dealer as compensation for Class A and Class B personal service and maintenance expenses, and retained $34,481 as compensation for Class B sales commissions and service fee advances, as well as financing costs.


                           14  Oppenheimer New Jersey Tax-Exempt Fund

                           INDEPENDENT AUDITORS' REPORT


                           The Board of Trustees and Shareholders of Oppenheimer Multi-State Tax-Exempt Trust:

                           We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer New Jersey Tax-Exempt Fund (a series of Oppenheimer Multi-State Tax- Exempt Trust) as of December 31, 1995, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and the period from March 1, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                           In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New Jersey Tax-Exempt Fund as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and the period from March 1, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.




                           KPMG PEAT MARWICK LLP

                           Denver, Colorado
                           January 22, 1996


                           15  Oppenheimer New Jersey Tax-Exempt Fund

                           FEDERAL INCOME TAX INFORMATION (Unaudited)


                           In early 1996, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                           Distributions of $.0610, $.0545, and $.0612 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 8, 1995, of which, for each class of shares, $.0058 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

                           None of the dividends paid by the Fund during the fiscal year ended December 31, 1995 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

                           The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                           16  Oppenheimer New Jersey Tax-Exempt Fund

OPPENHEIMER NEW JERSEY TAX-EXEMPT FUND
A Series of Oppenheimer Multi-State Tax-Exempt Trust


OFFICERS AND TRUSTEES    Leon Levy, Chairman of the Board of Trustees
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Bridget A. Macaskill, Trustee and President
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Sidney M. Robbins, Trustee
                         Donald W. Spiro, Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Robert E. Patterson, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary


INVESTMENT ADVISOR       OppenheimerFunds, Inc.

DISTRIBUTOR              OppenheimerFunds Distributor, Inc.

TRANSFER AND             OppenheimerFunds Services
SHAREHOLDER SERVICING
AGENT

CUSTODIAN OF             Citibank, N.A.
PORTFOLIO SECURITIES

INDEPENDENT AUDITORS     KPMG Peat Marwick LLP

LEGAL COUNSEL            Gordon Altman Butowsky Weitzen Shalov & Wein


This is a copy of a report to shareholders of Oppenheimer New Jersey Tax-Exempt Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer New Jersey Tax-Exempt Fund. For material information concerning the Fund, see the Prospectus.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


17 Oppenheimer New Jersey Tax-Exempt Fund